                        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ X]   Preliminary Proxy Statement

[   ]  Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                              DK INDUSTRIES, INC.
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- ------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
       or Item 22(a)(2) of Schedule 14A

[   ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

       1)  Title of each class of securities to which transaction applies:

           ------------------------------------------------------------------

       2)  Aggregate number of securities to which transaction applies:

           ------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           -----------------------------------------------------------------

       4)  Proposed maximum aggregate value of transaction:

           -----------------------------------------------------------------

       5)  Total fee paid:

           -----------------------------------------------------------------


[   ]  Fee paid previously with preliminary materials

[   ]  Check box if any part of the fee is offset as provided by E Exchange act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           -------------------------------------------------------------------

       2)  Form, Schedule or Registration Statement No.:

           -------------------------------------------------------------------

       3)  Filing Party:

           -------------------------------------------------------------------

       4)  Date Filed:

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

                              DK INDUSTRIES, INC.
                         1580 Lincoln Street, Suite 900
                            Denver, Colorado  80203
                                 (303) 863-1869

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD October 10, 1996

To Our Shareholders:

  A Special Meeting (the "Meeting") of Shareholders of DK Industries, Inc. (the "Company"), a Colorado corporation, will be held at _______ a.m. (local time) on Thursday, October 10, 1996 at the __________________________________, for the
following purposes:

  1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to GDC Group, Inc.

  2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to (i) increase the number of authorized shares of common stock from 30,000,000 to 70,000,000, and (ii) increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000.

  3. To consider and vote upon a proposal to ratify the adoption of a Stock Option Plan and certain options granted thereunder.

  4. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

  Shareholders of record at the close of business on August 29, 1996 are entitled to notice of and to vote at the Meeting.

  The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign, and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

                                      By Order of the Board of Directors

                                      Harry C. Conger,
                                      Chief Executive Officer
Denver, Colorado
September 9, 1996

                              DK INDUSTRIES, INC.

                         1580 Lincoln Street, Suite 900
                            Denver, Colorado  80203
                                 (303) 863-1869

                                PROXY STATEMENT

                        Special Meeting of Shareholders
                                October 10, 1996

     This Proxy Statement is furnished to the shareholders of DK Industries, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation by and on behalf of the Company's Board of Directors (collectively, the "Board") of proxies to be voted at the Special Meeting (collectively, the "Meeting") of shareholders (individually a "Shareholder" and collectively, the "Shareholders") of the Company. The Meeting will be held on October 10, 1996 at _____ a.m. (local time) at the __________________________________________,
Denver, Colorado, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

     All proxies that are properly executed and received prior to the Meeting will be voted at the Meeting. If a Shareholder specifies how the proxy is to be voted on any business to come before the Meeting, it will be voted in accordance with such specification. If a Shareholder does not specify how to vote the proxy, it will be voted FOR each matter scheduled to come before the Meeting and in the proxy holders' discretion on such other business as may properly come before the Meeting. Any proxy may be revoked by a Shareholder at any time before it is actually voted at the Meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date or by attending the Meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to Shareholders on or about September 10, 1996. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement and form of proxy for the Meeting.


                               VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, $.02 par value (collectively, the "Common Stock"), with each share entitled to one vote. Only Shareholders of record at the close of business on _________, 1996 are entitled to notice of and to vote at the Meeting or any adjournment. At the close of business on _________, 1996, there were __________ shares of Common Stock issued and outstanding. A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. The affirmative vote of the holders of the majority of the shares of Common Stock represented at the Meeting in person or by proxy will be necessary to ratify the adoption of the Company's Stock Option Plan and certain options granted thereunder. The affirmative vote of the holders of the majority of the shares of Common Stock issued and outstanding and entitled to vote thereon will be necessary to amend the Company's Articles of Incorporation to change the Company's name and to increase the number of shares of authorized common stock and preferred stock.

     An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information, as of ________, 1996, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, by each director of the Company, by each executive officer and by all officers and directors of the Company as a group. Unless otherwise noted, each Shareholder has sole investment and voting power over the shares owned.


NAME & ADDRESS OF                    AMOUNT & NATURE       PERCENT OF
BENEFICIAL OWNER                 OF BENEFICIAL OWNERSHIP      CLASS
- ---------------------------------------------------------------------
Kathleen Elnaggar                      981,045/(1)/           41.3%
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
Elnaggar Family Trust/(2)/             485,298/(2)/           20.4
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
Tarek Elnaggar                         175,990/(3)/            7.4
822 Neosho Avenue                       of record
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
Harry C. Conger                        231,387/(4)/            9.3
822 Neosho Avenue                of record and beneficial
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
James W. Muzzy                         175,000/(4)/            7.1
1580 Lincoln Street              of record and beneficial
Suite 900
Denver, Colorado  80203
- ---------------------------------------------------------------------
B. James Porter                         66,667/(5)/            2.7
822 Neosho Avenue
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
Donald L. Murphy, Jr.                      0                    --
822 Neosho Avenue
Baton Rouge, Louisiana  70802
- ---------------------------------------------------------------------
Directors and Officers               1,939,397/(4)(5)(6)/        75.3
as a Group
- ---------------------------------------------------------------------

/(1)/ Excludes an indeterminate number of shares to be issued to Mrs. Elnaggar in connection with the anticipated acquisition by the Company of 3E Corporation of Louisiana ("3E"), a corporation owned by Mrs. Elnaggar. The Company has agreed to purchase 100% of the issued and outstanding shares of common stock of 3E from Mrs. Elnaggar in exchange for the issuance by the Company of that number of shares of the Company's common stock that will have an aggregate value of $600,000 on the date that the acquisition is closed. Also excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Mrs. Elnaggar is the sole trustee. See note (2), below.

/(2)/ The Elnaggar Family Trust (the "Trust") is the record owner of these shares and was created under a Judgment of Possession dated October 4, 1994, pursuant to the will of Hamid Elnaggar. The sole trustee and usufructory

      (life tenant) of the Trust is Kathleen Elnaggar. Mrs. Elnaggar possesses all voting and dispositive power with respect to the shares owned by the Trust and, therefore, may be deemed to be the beneficial owner of those shares. The beneficiaries of the Trust are Tarek Elnaggar, Sharif Joseph Elnaggar, and Jeanne Marie Elnaggar. The beneficiaries may be deemed to be the beneficial owners of the shares owned by the Trust.

/(3)/ Excludes 485,298 shares owned of record by the Elnaggar Family Trust, of which Mr. Elnaggar is one of the beneficiaries. See Note (2) above. Mr. Elnaggar is the stepson of Kathleen Elnaggar.

/(4)/ Includes, with respect to each of Messrs. Conger and Muzzy, an option to acquire 100,000 shares upon the exercise of a stock option granted on June 25, 1996.

/(5)/ Consists of 66,667 shares that may be acquired upon the exercise of certain options granted to Mr. Porter.

/(6)/ Includes 485,298 shares owned of record by the Elnaggar Family Trust. See note (2), above.

      Management anticipates that insiders and their affiliates owning an aggregate of approximately 71 percent of the outstanding shares of Common Stock will vote in favor of each of the proposals to be submitted at the Meeting.

                               CHANGE IN CONTROL

      Effective as of May 31, 1996, the Company's wholly-owned subsidiary, DK Acquisition Corp., consummated a merger (the "Merger") with and into GDC Holdings Corporation, a Louisiana corporation ("GDCH"). Under the terms of the Merger, GDCH became a wholly-owned subsidiary of the Company and the shareholders and option holders of GDCH (Kathleen Elnagger, the Elnaggar Family Trust, Tarek Elnaggar, Harry C. Conger, James W. Muzzy and B. James Porter) acquired an aggregate of 1,739,397 shares and options to acquire shares of the Common Stock, constituting approximately 71.3% of the outstanding shares of the Common Stock of the Company on a fully diluted basis. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" above for a more detailed discussion of Common Stock ownership by the former GDCH shareholders.

      In addition, in connection with the Merger, all of the then-current members of the board of directors of the Company resigned as of June 25, 1996 and the following persons designated by GDCH became members of the board of directors of the Company: Mrs. Kathleen Elnagger, Mr. Harry C. Conger, Mr. James
W. Muzzy and Mr. B. James Porter. Prior to these new board members taking office, an Information Statement containing information regarding the change in control and the new board members was filed with the Securities and Exchange Commission and distributed to the shareholders of the Company.

      Prior to the change of control described above, Dr. Kenneth A. Larsen and his wife, Eileen M. Larsen, effectively controlled the Company, owning 34.2% of the Common Stock and serving as two of the three directors of the Company.


                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

      On June 25, 1996, the Company's Board of Directors unanimously adopted a resolution recommending to Shareholders that Article I of the Company's Articles of Incorporation be amended to change the name of the Company from DK Industries, Inc. to "GDC Group, Inc.".

      Pursuant to a corporate reorganization effected on May 31, 1996, the Company acquired the business of GDC Holdings Corporation, a Louisiana corporation which is in the business of owning and operating a group of companies engaged in the business of environmental consulting and remediation. As a result of this reorganization, the business of the Company has now changed and the Company's current name bears no relationship to that business. The name "GDC

Group, Inc.", however, better reflects the Company's business and the Company believes the change of name will increase awareness of the Company's identity and its services.

     The cost of the name change will not be significant because it will require few physical changes. Outstanding stock certificates will not have to be exchanged, and because the Company will conduct substantially all of its operations through subsidiaries, it does not have a substantial investment in supplies with its name on them. The name change will entail various filings in those states where the Company owns or leases property, as well as notification of the Company's suppliers, creditors, banks and business associates.

     The Board recommends that Shareholders vote FOR the proposed Amendment to the Articles of Incorporation to change the Company's name. The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon is necessary for the approval of the proposed Amendment to the Articles of Incorporation to change the Company's name.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Articles of Incorporation to change the Company's name unless a contrary direction is indicated.


                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
               TO INCREASE AUTHORIZED COMMON AND PREFERRED STOCK

     On June 25, 1996, the Company's Board unanimously approved a resolution to place before the Shareholders a vote to amend the Company's Articles of Incorporation (i) to increase the number of authorized shares of the Company's Common Stock from 30,000,000, the number of shares currently authorized, to 70,000,000, and (ii) to increase the number of authorized shares of the Company's $.10 par value preferred stock (the "Preferred Stock") from 10,000,000, the number of shares of Preferred Stock currently authorized, to 20,000,000. For the reasons described below, the Company's Board believes adoption of the proposed amendment is essential for the Company to have the ability to structure financings for possible future acquisitions and to meet the Company's other financing needs.

     The Company believes that if the proposal to increase the authorized Common Stock to 70,000,000 shares and the authorized Preferred Stock to 20,000,000 is not approved, the Company's ability to enhance its growth opportunities through additional acquisition and financing transactions or participation in other types of future transactions will be severely hampered.

     As of _________, 1996, __________ shares of the Company's Common Stock were outstanding and 2,000,000 shares have been reserved for issuance upon exercise of options under the Company's Stock Option Plan. No shares of the Company's Preferred Stock have been issued to date. In order to provide for capital which may be required for purchases of additional interests in other entities, equity financings, mergers, and acquisitions, which capital might not be available if there were an insufficient number of shares of authorized Common Stock or Preferred Stock of the Company, the Board deems that it is appropriate to increase the number of authorized shares of both the Common Stock and the Preferred Stock.

     The Board of Directors of the Company, without action by the stockholders, is authorized to issue the shares of Preferred Stock in one or more series and, within certain limitations, to determine the voting rights (including the right to vote as a series on particular matters), preferences as to dividends and in liquidation, conversion, redemption and other rights of each such series. The Board of Directors could issue a series with rights more favorable with respect to dividends, liquidation and voting than those held by the holders of any class of Common Stock. The Board will make such determinations regarding the Preferred Stock without further shareholder authorization unless, in the Company's opinion, such approval is required or advisable.

     The authority of the Board to issue the Preferred Stock could have the effect of discouraging attempts to obtain control of the Company by means of merger, tender offer, proxy contests or otherwise or could delay and make more costly any such attempt. The voting and conversion rights provided to such shares could adversely affect the voting power of the holders of Common Stock.

     The Board believes that a substantial degree of flexibility should be available to the Company in structuring financing transactions for funding its development as well as for possible acquisitions using stock or cash.

     Because the Company could issue a significant number of shares in connection with future financings or acquisitions, it is possible that a change of control of the Company could occur. However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers which would mean that such purchasers would have to act in concert in order to effect a change in control. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue any new shares of its Common Stock or Preferred Stock to be created by the proposed amendment to the Articles of Incorporation.

     If the proposal to increase the authorized number of shares of Common Stock and Preferred Stock is approved, the Company does not intend to seek further authorization from its Shareholders to issue shares of authorized but unissued Common Stock or Preferred Stock unless, in the Company's opinion, such approval is required or advisable. It is possible that such an issuance of authorized but unissued shares could cause a change in control of the Company without shareholder approval first being sought. No holder of the Company's Common Stock or Preferred Stock has any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company's Common Stock or Preferred Stock, or any other securities of any class, or rights, warrants or options to purchase Common Stock or Preferred Stock.

     The Board recommends that Shareholders vote FOR the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock and Preferred Stock. The affirmative vote of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon is necessary for the approval of the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock and Preferred Stock.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock and Preferred Stock unless a contrary direction is indicated.


               PROPOSAL TO RATIFY THE COMPANY'S STOCK OPTION PLAN
                 AND RATIFY CERTAIN OPTIONS GRANTED THEREUNDER

     On June 25, 1996 the Company's Board unanimously approved the adoption of the DK Industries, Inc. 1996 Stock Option Plan (the "Plan") and directed that the Plan be submitted to the shareholders of the Company for ratification. Also on June 25, 1996, the Board granted certain stock options under the Plan (as described below) and directed that such options be submitted to the shareholders of the Company for ratification. At ____________, 1996, the closing price of the Company's Common Stock as reported on __________________ was $_______ per share.

     The Plan was adopted by the Company effective June 25, 1996 and, unless terminated at such earlier time as may be determined by the Board, terminates at midnight on June 25, 2006, except as to options previously granted and outstanding under the Plan at that time. The purposes of the Plan are to provide the employees, consultants and directors of the Company selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the employees, consultants and directors is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract employees, consultants and directors and to retain and motivate such persons by providing an opportunity for investment in the Company.

Description of the Plan

     The Plan authorizes 2,000,000 shares of the Common Stock for issuance under the Plan. The Plan is administered by the "Stock Option Committee," which is defined as the Board of Directors of the Company. The Plan is intended to qualify for the exemption from Section 16(b) "short-swing" profit liability under the Securities and Exchange Act of 1934 afforded by Rule 16b-3 through board of director approval of all option grants under the Plan. "Eligible Participants" under the Plan are all employees (including without limitation, all officers), directors and consultants of the Company and any corporation or other entity that is affiliated with the Company through stock ownership or otherwise and is treated as a common employer under Sections 414(b) and (c) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Except where the context otherwise requires, all references in this section to "the Company" include the affiliated entities described in the preceding sentence. In accordance with the provisions of the Plan, the Stock Option Committee will, in its sole discretion, select the Eligible Participants to whom options will be granted, the type of each option (i.e., a Non-Statutory Option or an Incentive Stock Option as described below), the form of each option, the amount of each option and any other terms and conditions of each option as the Stock Option Committee may deem necessary or desirable and consistent with the terms of the Plan. Currently there are approximately 60 individuals who qualify as Eligible Participants under the Plan.

     Options granted under the Plan may be either Non-Statutory Options or Incentive Stock Options; however, options granted to Eligible Participants who are not employees of the Company must be Non-Statutory Options. Non-Statutory Options are options designated as such and granted under the Plan in accordance with the requirements of Code Section 83. Incentive Stock Options are options designated as such and granted under the Plan in accordance with the requirements of Code Section 422. With respect to an Incentive Stock Option, in no event will the option price be less than the fair market value of the stock granted thereunder, as determined under Code Section 422 and the regulations thereunder, on the date the option is granted. In addition, the option price for an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the fair market value of the stock, as determined under Code Section 422 and the regulations thereunder, on the date the option is granted. The option price for Non-Statutory Options is at the discretion of the Stock Option Committee. The aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by an option holder in any calendar year, under the Plan or otherwise, may not exceed $100,000. For this purpose, fair market value is determined at the time an Incentive Stock Option is granted. The option period must expire, in all cases, not more than 10 years from the date an option is granted; provided, however, that the option period of an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date of grant. An option generally must be exercised by the holder (or his or her legal representative) within three months of the termination of the holder's employment with the Company (or within 12 months of the holder's death or disability). All options granted under the Plan are non-transferrable otherwise than by will or the laws of descent and distribution and are exercisable only by the option holder (or, in the event of the option holder's death or incapacity, by the option holder's legal representative). At the time of exercise, the option holder must pay to the Company the full purchase price of the shares in cash and/or by delivery to the Company of certificates representing the number of shares of Common Stock then owned by the option holder, the fair value of which equals the purchase price of the shares pursuant to the option.

     The Plan may be amended or modified by the Company's Board; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

     The discussion herein sets forth all material terms of the Plan. A copy of the Plan may be viewed at the Company's office at 1580 Lincoln Street, Suite 900, Denver, Colorado 80203 during normal business hours and may be obtained upon written request to the Secretary of the Company at 1580 Lincoln Street, Suite 900, Denver, Colorado 80203. Any such written request must be accompanied by a check in the amount of $1.00 payable to DK Industries, Inc. to cover copying, handling and mailing expenses.

Federal Income Tax Consequences

     The federal income tax consequences of exercising a stock option will depend upon whether the option is an Incentive Stock Option or a Non-Statutory Option. If the option is an Incentive Stock Option, the optionee will not be deemed to receive any income at the time the option is granted or exercised, although the exercise may give rise to alternative minimum tax liability for the optionee. If the optionee does not dispose of shares acquired on exercise of an Incentive Stock Option within the two-year period beginning the day after the day of grant of the option or within the one-year period beginning on the day after the day of the transfer of the shares to the optionee, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long term capital gain and any loss the optionee may sustain on such sale will be long term capital loss. If the optionee disposes of the shares within the two-year or one-year periods referred to above, the disposition is a "disqualifying disposition," and the optionee will generally recognize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of exercise over the option price. The remaining gain, if any, will be long term or short term capital gain depending, generally, on whether the shares were held more than one year after the Incentive Stock Option was exercised. To the extent the optionee recognizes ordinary income with respect to a disqualifying disposition, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation.

     If the option is a Non-Statutory Option, the optionee generally will not recognize income upon the grant of the option, but will recognize compensation income on the exercise of the option equal to the excess of the fair market value of the stock acquired over the option price. To the extent the optionee recognizes compensation income upon the exercise of the option, the Company will be entitled to a corresponding deduction, subject to general rules relating to reasonableness of compensation, and will be subject to certain withholding requirements.

Options Granted under the Plan

     On June 25, 1996 the Board granted the following Incentive Stock Options under the Plan on the indicated terms and conditions, subject to shareholder ratification:


     1. Options granted to Harry C. Conger (the President and a director of the Company) to acquire 200,000 shares of the Common Stock at a purchase price of $1.00 per share. Fifty percent of these options (for 100,000 shares) became exercisable as of the grant date of June 25, 1996 and the remaining 50 percent (for another 100,000 shares) becomes exercisable on June 25, 1997. All the options expire on June 24, 2006.

     2. Options granted to James W. Muzzy (a Vice President, Secretary and a director of the Company) to acquire 200,000 shares of the Common Stock at a purchase price of $1.00 per share. Fifty percent of these options (for 100,000 shares) became exercisable as of the grant date of June 25, 1996 and the remaining fifty percent (for another 100,000 shares) become exercisable on June 25, 1997. All the options expire on June 24, 2006.

     The foregoing options are the only options that have been granted to date under the Plan. Neither of these options has been exercised. Current executive officers as a group (three persons) received 400,000 of the foregoing options. Current directors who are not executive officers as a group (two persons) received none of the foregoing options. No associates of any director or executive officer and no employee who is not an executive officer received any of such options.

     A vote in favor of ratification of the Plan also will be a vote in favor of ratification of the granted options. Shareholders not wishing to approve the grant of these options should vote against ratification of the Plan.

     The Board recommends that Shareholders vote "FOR" the proposed ratification of the Plan and the options granted thereunder. The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy is necessary for the approval of the ratification of the Plan and the options granted thereunder.

     The shares of Common Stock represented by Proxies in the accompanying form will be voted "FOR" the approval of the ratification of to the Company's Plan and the options granted thereunder, unless a contrary direction is indicated.


                             SHAREHOLDER PROPOSALS

     Proposals by Shareholders of the Company to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than _______, 1997 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held.
The proponent must own 1% or more of the outstanding shares, or $1,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.


                                 OTHER MATTERS

     The Board knows of no other business to be presented at the Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.


                                              By Order of the Board

September 9, 1996                             Harry C. Conger,
                                              Chairman of the Board

                                                     APPENDIX TO PROXY STATEMENT

                              DK INDUSTRIES, INC.
                             1996 STOCK OPTION PLAN
- --------------------------------------------------------------------------------


                                   SECTION 1
                                  INTRODUCTION

     1.1 Establishment. DK Industries, Inc., a Colorado corporation, hereby establishes the DK Industries, Inc. 1996 Stock Option Plan (the "Plan") for employees, consultants and directors of the Company. DK Industries, Inc., together with its affiliated corporations, as defined in Section 2.1(a) hereafter, are referred to as the "Company," except where the context otherwise requires.

     1.2 Purposes. The purposes of the Plan are to provide the employees, consultants and directors selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the employees, consultants and directors is more closely aligned with the income of the Company's stockholders. The Plan also is designed to attract employees, consultants and directors and to retain and motivate such persons by providing an opportunity for investment in the Company.

                                   SECTION 2
                                  DEFINITIONS

     2.1 Definitions. The following terms will have the meanings set forth below:

          (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited to, a partnership) that is affiliated with DK Industries, Inc. through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

          (b)  "Board" means the Board of Directors of DK Industries, Inc.

          (c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d) "Effective Date" means the effective date of the Plan, which will be June 25, 1996.

          (e) "Eligible Participants" means all employees (including, without limitation, all officers), directors and consultants of the Company.

          (f) "Fair Value" means the value of a Share of Stock as determined by the Stock Option Committee acting in good faith and in its sole discretion. Notwithstanding the above, if the Stock is actively traded in an established market at the time an Option is granted, "Fair Value" will mean the officially quoted closing price of the Stock on the New York Stock Exchange or any other national exchange (a "National Exchange") on a particular date. If there are no stock transactions on such date, the Fair Value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on a National Exchange, then Fair Value will mean the officially quoted closing price of the Stock on the NASDAQ National Market System on a particular date. If there are no stock transactions on such date, the Fair Value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the NASDAQ National Market System, then Fair Value will mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers.

          (g) "Stock Option Committee" means the Board, as defined in Section 2.1(b).

          (h) "Incentive Stock Option" means any Option designated as such and granted under this Plan in accordance with the requirements of Code Section 422.

          (i) "Non-Statutory Option" means any Option designated as such and granted under this Plan in accordance with the requirements of Code Section 83.

          (j) "Option" means a right to purchase Stock at a stated price for a specified period of time.

          (k) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with Section 6.2(b).

          (l) "Option Holder" means an Eligible Participant designated by the Stock Option Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

          (m) "Plan Year" means each 12-month period beginning October 1 and ending the following September 30, except that, for the first year of the Plan, the Plan Year will begin on the Effective Date and extend to the first September 30 following the Effective Date.

          (n)  "Share" or "Shares" means a share or shares of Stock.

          (o)  "Stock" means the common stock, par value $.02, of the Company.

     2.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also will include the feminine gender, and the definition of any term herein in the singular also will include the plural.

                                   SECTION 3
                              PLAN ADMINISTRATION

     The Plan will be administered by the Stock Option Committee. In accordance with the provisions of the Plan, the Stock Option Committee will, in its sole discretion, select the Eligible Participants to whom Options will be granted, the type of each Option (i.e., a Non-Statutory Option or an Incentive Stock Option), the form of each Option, the amount of each Option, and any other terms and conditions of each Option as the Stock Option Committee may deem necessary or desirable and consistent with the terms of the Plan. The Stock Option Committee will determine the form or forms of the agreements with Option Holders. The agreements will evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Stock Option Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Stock Option Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it will deem expedient and it will be the sole and final judge of such expediency. No member of the Stock Option Committee will be liable for any action or determination made in good faith, and all members of the Committee will, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determinations, interpretations, and other actions of the Stock Option Committee pursuant to the provisions of the Plan will be binding and conclusive for all purposes and on all persons.

                                   SECTION 4
                           STOCK SUBJECT TO THE PLAN

            4.1 Number of Shares. 2,000,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares that may be issued upon the exercise of Options will be applied to reduce the maximum number of Shares remaining available under the Plan. At all times during the term of the Plan and while any Options are outstanding, the Company will retain as authorized and unissued stock at least the number of Shares from time to time required under the provisions of the Plans or otherwise assure itself of its ability to perform its obligations hereunder.

            4.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan that are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised, and any Shares retained by the Company pursuant to Section 11.2 automatically will become available for use under the Plan.

            4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company at any time increases or decreases the number of its outstanding Shares of Stock, or changes in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then, in relation to the Stock that is affected by the above events, the provisions of this Section 4.3 will apply. In such event, the numbers, rights and privileges of the following will be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such event: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

     4.4 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 will result in the creation of a fractional Share under any Option, the Company will, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Value of a Share on the date the fractional Share otherwise would have been issued.

     4.5  Determination by Stock Option Committee, Etc.  Adjustments under this
Section 4 will be made by the Stock Option Committee, whose determinations with regard thereto will be final and binding upon all parties.

                                   SECTION 5
                         REORGANIZATION OR LIQUIDATION

     In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and that does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than by a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, the Stock Option Committee, or the board of directors of any corporation assuming the obligations of the Company, will have the power and discretion to prescribe the terms and conditions for the exercise or modification of any outstanding Options granted hereunder. By way of illustration, and not by way of limitation, the Stock Option Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that currently is exercisable) in cancellation thereof. The Stock Option Committee may provide that Options granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Options will expire. Any such determinations by the Stock Option Committee may be made generally with respect to all Option Holders, or may be made on a case-by-case basis with respect to particular Option Holders. The provisions of this Section 5 will not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

                                   SECTION 6
                                 STOCK OPTIONS

     6.1 Grant of Options. An Eligible Participant may be granted one or more Options. Options granted under the Plan may be either Non-Statutory Options or Incentive Stock Options; provided, however, that Options granted to Eligible Participants who are not employees of the Company must be Non-Statutory Options.

     6.2 Option Agreements. Each Option granted under the Plan will be evidenced by a written stock option agreement that will be entered into by the Company and the Eligible Participant to whom the Option is granted (the "Option Holder"), and will contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Stock Option Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan will govern.

          (a) Number of Shares. Each stock option agreement will state that it covers a specified number of Shares, as determined by the Stock Option Committee. Notwithstanding any other provision of the Plan, the aggregate fair market value, as determined under Code Section 422 and the regulations thereunder, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, will not exceed $100,000. For this purpose, the fair market value of the Shares will be determined as of the time an Option is granted.

          (b) Price. The price at which each Share covered by an Option may be purchased will be determined by the Stock Option Committee and set forth in the stock option agreement. In no event will the Option Price for each Share covered by an Incentive Stock Option be less than the fair market value of the Stock, as determined under Code Section 422 and the regulations thereunder, on the date the Option is granted. The Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the fair market value of the Stock, as determined under Code Section 422 and the regulations thereunder, subject to the Incentive Stock Option on the date the Option is granted.

          (c) Type of Option. Each stock option agreement will state whether the Option described in the agreement is a Non-Statutory Option or an Incentive Stock Option.

          (d) Duration of Options. Each stock option agreement will state the period of time, determined by the Stock Option Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that the Option Period of an Incentive Stock Option granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such Option is granted. Each stock option agreement also will state the periods of time, if any, as determined by the Stock Option Committee, when incremental portions of each Option will vest.

      (e) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Stock Option Committee, each stock option agreement will provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

          (i) If the Option Holder's employment with the Company is terminated within the Option Period for cause, as determined by the Company in its sole discretion, the Option thereafter will be void for all purposes. As used in this Section, "cause" will mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this Section will be limited to determining the consequences of a termination, and nothing in this Section will restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

          (ii) If the Option Holder's employment with the Company is terminated within the Option Period because of the Option Holder's death or disability (within the meaning of Code Section 22(e)), the Option will remain exercisable, to the extent that it was exercisable on the date of the Option Holder's death or disability, for a period of twelve months after such date; provided, however, that in no event may the Option be exercised after the expiration of the Option Period.

          (iii) If the Option Holder's employment with the Company is terminated within the Option Period for any reason other than cause, disability, or the Option Holder's death, the Option may be exercised by the Option Holder, to the extent that it was exercisable on the date of the termination, within three months following the date of such termination; provided, however, that in no event may the Option be exercised after the expiration of the Option Period.

          (iv) For all purposes under this Section, an Eligible Participant who is not an employee of the Company will be considered to have a termination of employment under this Section if the Eligible Participant's services to the Company terminate.

      (f) Transferability of Option. Each stock option agreement will provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by the Option Holder (or, in the event of the Option Holder's disability or incapacity, by the Option Holder's legal representative).

      (g)  Exercise, Payments, Etc.

          (i) Each stock option agreement will provide that the method for exercising the Option granted therein will be by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option (or portion thereof) that is being exercised and the number of Shares with respect to which such Option is exercised, and including payment of the Option Price. Such notice shall be in a form satisfactory to the Stock Option Committee. The exercise of the Option will be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company of the Option Price. The purchase of such Stock will take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock will be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock will be issued by the Company and delivered to the Option Holder.

             (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

                    (A)  in cash;

                    (B)  by cashier's check payable to the order of the Company;

                    (C) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided, however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Stock Option Committee. The Fair Value of any Shares delivered in payment of the purchase price upon exercise of the Option will be the Fair Value as of the exercise date and the exercise date will be the day of the delivery of the certificates for the Stock used as payment of the Option Price; or

                    (D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

             (iii) In the discretion of the Stock Option Committee, the Company may guarantee a third-party loan obtained by an Option Holder to pay part or all of the Option Price of the Shares provided that such loan or the Company's guaranty is secured by the Shares.

           (h) Date of Grant. An Option will be considered as having been granted on the date specified in the grant resolution of the Stock Option Committee.

       6.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder will have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan and, until the Option Holder becomes the holder of record of such Stock, no adjustments, other than those described in Section 4, will be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.

                                 SECTION 7
                     RIGHTS OF EMPLOYEES AND OPTION HOLDERS

     7.1 Employment. Nothing contained in the Plan or in any Option will confer upon any Eligible Participant any right with respect to the continuation of employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Eligible Participant from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, will constitute a termination of employment will be determined by the Stock Option Committee at the time.

     7.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan will be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Option Holder's death, the Option Holder's rights and interests in Options may, to the extent provided in Section 6, be transferable by testamentary will or the laws of decent and distribution. If, in the opinion of the Stock Option Committee, an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, the Option Holder's Options may be exercised by such person's legal representative upon furnishing the Stock Option Committee with evidence satisfactory to the Stock Option Committee of such status.

                                   SECTION 8
                              GENERAL RESTRICTIONS

     8.1 Investment Representations. The Company may require any person to whom an Option is granted, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

     8.2 Compliance with Securities Laws. Each Option will be subject to the requirement that, if at any time counsel to the Company determines that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained on conditions acceptable to the Stock Option Committee. Nothing herein will be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

                                   SECTION 9
                            OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option will not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

                                  SECTION 10
                 PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

     No amendment, modification or termination of the Plan will in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Option Holder holding such Options.

                                   SECTION 11
                                  WITHHOLDING

     11.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option will be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

     11.2 Withholding With Stock. At the time an Option is granted, the Stock Option Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof that is due upon exercise of the Option, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Stock Option Committee at such time. The value of Shares to be withheld will be based on the Fair Value of the Stock on the date that the amount of tax to be withheld is to be determined.

                                   SECTION 12
                             BROKERAGE ARRANGEMENTS

     The Stock Option Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

                                   SECTION 13
                           NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, that the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

                                   SECTION 14
                              REQUIREMENTS OF LAW

     14.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan will be subject to all applicable laws, rules and regulations.

     14.2 Federal Securities Law Requirements. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Stock Option Committee fails to so comply, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Stock Option Committee.

     14.3 Governing Law. The Plan and all agreements hereunder will be construed in accordance with and governed by the laws of the State of Colorado.

                                   SECTION 15
                              DURATION OF THE PLAN

     The Plan will terminate at such time as may be determined by the Board, and no Option will be granted after such termination. If not sooner terminated under the preceding sentence, the Plan will fully cease and expire at midnight on June 25, 2006. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

                              DK INDUSTRIES, INC.
                         1580 Lincoln Street, Suite 900
                               Denver, CO  80203

          This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Harry C. Conger and James W. Muzzy as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DK Industries, Inc. (the "Company") held of record by the undersigned on August 29, 1996, at the special meeting of shareholders to be held on October 10, 1996, or any adjournment thereof.

   The Board of Directors Recommends a vote "FOR" Item 1, Item 2 and Item 3.

Item 1 - PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO GDC GROUP, INC.

         [_]  For               [_]  Against             [_]  Abstain


Item 2 - PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.

         [_]  For               [_]  Against             [_]  Abstain

Item 3 - PROPOSAL TO RATIFY THE ADOPTION OF A STOCK OPTION PLAN AND OPTIONS GRANTED THEREUNDER.

         [_]  For               [_]  Against             [_]  Abstain

         The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR Item 1, Item 2 and Item 3.

 PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
        -------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

                                      Please make, sign, date and return the
                                      proxy promptly, using the enclosed
                                      envelope.

                                      Date
                                          -------------------------------------

                                      Signature
                                               --------------------------------

                                      Signature if
                                      held jointly
                                                  -----------------------------

                                      Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.